Exhibit 99.4

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY’S PROSPECTUS SUPPLEMENT DATED FEBRUARY 14, 2023 AND THE ACCOMPANYING PROSPECTUS, DATED NOVEMBER 23, 2020 AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS SUPPLEMENT AND PROSPECTUS ARE AVAILABLE UPON REQUEST FROM BROADRIDGE CORPORATE ISSUER SOLUTIONS, LLC, THE SUBSCRIPTION AGENT, BY CALLING (888) 789-8409. THE PROSPECTUS IS ALSO AVAILABLE ON THE COMPANY’S WEBSITE AT WWW.ACACIARESEARCH.COM/FILINGS-FINANCIALS.

ACACIA RESEARCH CORPORATION

BENEFICIAL OWNER ELECTION FORM

I (We), the beneficial owner(s) of shares of Common Stock, par value $0.001 per share (the “Common Stock”) of Acacia Research Corporation, a Delaware corporation (the “Company”), acknowledge receipt of your letter and the other enclosed materials relating to the offering of shares of Common Stock issuable upon the exercise of subscription rights (“Subscription Rights”), as described in the Company’s prospectus supplement, dated February 14, 2023 (as amended and supplemented from time to time, the “Prospectus Supplement”), and the accompanying prospectus, dated November 23, 2020 (together with the Prospectus Supplement, the “Prospectus”). I (We) have reviewed the Prospectus available on the Company’s website at https://www.acaciaresearch.com/.

In this form, I (we) instruct you whether to exercise Subscription Rights to purchase shares of Common Stock distributed with respect to the Common Stock held by you for my (our) account, pursuant to the terms and subject to the conditions set forth in the Prospectus.

CHECK THE APPLICABLE BOXES AND PROVIDE ALL REQUIRED INFORMATION

I (We) hereby instruct you as follow:

Box 1.	☐	Please DO NOT EXERCISE SUBSCRIPTION RIGHTS for shares of Common Stock.

If you checked Box 1, please sign and date this form and mail it to your broker, custodian bank or your other nominee that holds your shares.

Box 2.	☐	Please EXERCISE SUBSCRIPTION RIGHTS for shares of Common Stock as set forth below.

If you checked Box 2, please fill out the table shown below. Next, please check Box 3 and/or Box 4, as applicable, and fill out the information indicated under Box 3 and/or Box 4, as applicable. Please then sign and date this form and mail it to your broker, custodian bank or other nominee that holds your shares.

The number of Subscription Rights for which the undersigned gives instructions for exercise under the subscription privilege should not exceed the number of Subscription Rights that the undersigned is entitled to exercise.

	Number of Shares of Common Stock Owned		Maximum Number of Shares Available to Subscribe For	Number of Shares of Common Stock Subscribed For		Per Share Subscription Price		Payment

Subscription Right:		X 0.25			X	$5.25	=	$

Box 3.	☐	Payment in the following amount is enclosed: $__________.

Box 4.	☐	Please deduct payment of $__________ from the following account maintained by you:

Type of Account: ______________________ Account No.: _______________________

The total of Box 3 and 4, together, must equal the sum of lines 1 and 2 from Box 2 above.

I (We) on my (our) behalf, or on behalf of any other person(s) on whose behalf, or under whose directions, I am (we are) signing this form:

●	elect to purchase the number of shares of Common Stock indicated above upon the terms and conditions specified in the Prospectus;

●	any excess subscription amounts paid by me (us) will be put towards the purchase of additional shares in the rights offering; and

●	agree that if I (we) fail to pay for the shares of Common Stock I (we) have elected to purchase, you may exercise any remedies available to you under law.

Name of beneficial owner(s):

Signature of beneficial owner(s):

Date:

If you are signing in your capacity as a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or another acting in a fiduciary or representative capacity, please provide the following information:

Name of beneficial owner(s):

Signature of beneficial owner(s):

Date:

Name:

Capacity:

Address (including Zip Code):

Telephone Number:

PLEASE MAKE SURE THAT YOU USE THE CORRECT ADDRESS. You may want to confirm this address with your broker.